UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): May 10, 2004



                             SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On May 10, 2004, the registrant announced that it was initiating a search for a new Chief Financial Officer and that Anthony J. Allott, its current Executive Vice President and Chief Financial Officer, will be promoted to President of the registrant upon successful conclusion of such search. The registrant also indicated that D. Greg Horrigan, its current President, will become Co-Chairman of the Board with R. Philip Silver, the registrant's current Chairman of the Board, and that both Messrs. Silver and Horrigan will continue in their Co-Chief Executive Officer roles. For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                       Description
-----------                       -----------

99.1 Press Release dated May 10, 2004 announcing the initiation of a search for a new Chief Financial Officer and the promotion of Anthony J. Allott to President upon successful conclusion of such search.




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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SILGAN HOLDINGS INC.


                                   By:  /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                           and Secretary

     Date:  May 11, 2004



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



                                INDEX TO EXHIBITS



       Exhibit No.                           Description
       -----------                           -----------

          99.1 Press Release dated May 10, 2004 announcing the initiation of a search for a new Chief Financial Officer and the promotion of Anthony J. Allott to President upon successful conclusion of such search.






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